UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 2, 2008

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2008, OMNI Energy Services Corp. (the “Company”) issued a press release announcing the appointment of Brian J. Recatto, age 43, as its President and Chief Executive Officer effective July 1, 2008.

Mr. Recatto has significant operational and public company experience and has served as the Company’s Chief Operating Officer since December 2007. He joined the Company as Vice President in March 2007 as a result of the acquisition of BMJ Industrial Investments, L.L.C. and its wholly owned subsidiary Charles Holston, Inc., where he served as its President since 2004. Mr. Recatto began his career in 1987 with Marine Shale Processors, Inc. as the Director of Sales & Marketing. In 1989 he founded EMRAS, Inc., a Florida based environmental consulting firm which he sold in 1991. In 1992 he bought Meklo, Inc. with a group of investors and served as its president for six years. After the sale of Meklo to Philip Services Corporation (“PSC”), a New York Stock Exchange company operating one of the largest networks of diversified industrial services operations, he held various positions including that of the General Manager of Gulf Coast Operations and ultimately President of the Industrial Services Division at his departure in 2004. During Mr. Recatto’s tenure at PSC, he had a leadership role in the development and implementation of an integration strategy for a number of its key businesses. Mr. Recatto received his Bachelor of Science in Finance from Louisiana State University in 1987.

Mr. Recatto will continue to work under his existing Employment Agreement with the Company dated effective February 28, 2007 provided that his annual base compensation will increase to $225,000 for the 2008 fiscal year. The Employment Agreement is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007 and is incorporated herein by reference.

A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release dated April 2, 2008 entitled “OMNI Announces Appointment of Brian J. Recatto as President and Chief Executive Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: April 7, 2008
	By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Senior Vice President and Chief Financial Officer